UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2018

GREENSKY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38506	82-2135346
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5565 Glenridge Connector, Suite 700 Atlanta, Georgia (Address of principal executive offices)	30342 (Zip Code)

Registrant’s telephone number, including area code: (678) 264-6105

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.02                          Results of Operations and Financial Condition.

On August 7, 2018, GreenSky, Inc. (the “Company”) issued a press release reporting its financial results for the three and six months ended June 30, 2018. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

The information furnished in Item 2.02 of this report, including the accompanying exhibit, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section, and shall not be deemed incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01                          Other Events.

On August 6, 2018, the Company issued a press release announcing its strategic alliance with American Express. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01                               Financial Statements and Exhibits.

d) Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description
99.1*	Press release dated August 7, 2018
99.2*	Press release dated August 6, 2018

*                    Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENSKY, INC.

Date: August 7, 2018	By:	/s/ Robert Partlow
Name: Robert Partlow
Title: Executive Vice President and Chief Financial Officer